SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported): N/A
                                       ---



                         STANLEY FURNITURE COMPANY, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)




           DELAWARE                     0-14938             54-1272589
           --------                     -------             ----------
 (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
  Incorporation or Organization)         File No.)      Identification No.)


1641 Fairystone Park Highway, Stanleytown, Virginia             24168
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     (Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:  (276) 627-2000
                                                     --------------



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     (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         The Registrant reported in its definitive proxy statement, filed with the Commission on Schedule 14A on March 12, 2004, that the tax fees paid to its independent public auditors, PricewaterhouseCoopers, LLP ("PwC"), were $99,993 for the fiscal year ending December 31, 2003. These payments were made in connection with tax compliance services and tax consulting services rendered by PwC to the Registrant. The fees paid to PwC for tax compliance services in 2003 were $21,788 and for tax consulting services were $78,205.

                                    Signature

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STANLEY FURNITURE COMPANY, INC.



                                         By: /s/ JEFFREY R. SCHEFFER
                                         ---------------------------
                                         Jeffrey R. Scheffer
                                         President and Chief Executive Officer



Date:  March 17, 2004